Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Contact:	Investor Relations:	Corporate
		Susan Wright	Communications:
		Greenfield	Melissa Gracey
		305-569-3449	305-817-8117

BankUnited Financial Corporation Receives Letter

from Nasdaq Relating to its Late Form 10-K

CORAL GABLES, Fla., Dec. 23, 2008 – On Dec. 17, 2008, BankUnited Financial Corporation (NASDAQ:BKUNA), parent company of BankUnited FSB, received a non-compliance notice from the Nasdaq Stock Market stating that the Company was not in compliance with the rules for continued listing , including Rule 4310(c)(14), because it has not timely filed its Annual Report on Form 10-K for the year ended Sept. 30, 2008. Issuance of such a notice is standard Nasdaq procedure when a listed company fails to timely file its Form 10-K. The Nasdaq letter indicated that the Company has until Feb. 17, 2009 to submit a plan to regain compliance. If such a plan is timely submitted by the Company, the Nasdaq Staff can grant the Company up to 180 calendar days from the due date of the Form 10-K (or June 15, 2009) to regain compliance.

As disclosed in the Company’s Form 12b-25, Notification of Late Filing, filed with the Securities and Exchange Commission (the “SEC”) on Dec. 16, 2008, as amended on Dec. 17, 2008, the Company has not yet completed its financial statements for the fiscal year ended Sept. 30, 2008. The Company currently plans to file the Form 10-K in January 2009 and to thereby regain compliance with the rules for continued listing. If, for any reason it is unable to file the Form 10-K prior to Feb. 17, 2009, the Company intends to submit a plan to regain compliance to the Nasdaq Listing Qualifications Department no later than Feb. 17, 2009. No assurance can be given that Nasdaq will grant an exception for the full 180-day period contemplated in the Nasdaq Marketplace Rules, if at all. Under Nasdaq’s rules, the Company’s common stock would continue to be listed on Nasdaq until Feb. 17, 2009, and for any exception period that may be granted to the Company by the Nasdaq Listing Qualifications Department. However, until the Company regains compliance, quotation information for the Company’s common stock will include an indicator of the Company’s non-compliance and the Company will be included in a list of non-compliant companies on the Nasdaq website.

About BankUnited

BankUnited Financial Corp. is the holding company for BankUnited FSB, the largest banking institution headquartered in Florida. At June 30, 2008, BankUnited had assets of $14.2 billion.

Serving customers through 85 branches in 13 coastal counties of Florida, including Miami-Dade, Broward, Palm Beach, Martin, St. Lucie, Collier, Charlotte, Manatee, Hillsborough, Sarasota, Lee, Indian River and Pinellas, BankUnited offers a full spectrum of consumer and commercial banking products and services, including online products that can be accessed through http://www.bankunited.com. For additional information, call (877) 779-2265.

Forward-Looking Statements

This notice contains certain forward-looking statements, as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are statements that are not historical facts and, without limitation, include predictions, forecasts, indications or discussions of future results, performances or achievements. Certain statements including words such as: “will likely result,” “expect,” “will continue,” “anticipate,” “estimate,” “project,” “believe,” “intend,” “will,” “should,” “would,” “could,” “may,” “can,” “plan,” “target” and similar expressions, are intended to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). In particular, statements relating to future actions, trends in the Company’s business, prospective services or products, future performance or financial results and the outcome of contingencies, such as legal proceedings are considered forward-looking statements. The Company claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

Forward-looking statements may include, but are not limited to, the timing of the filing of the Annual Report on Form 10-K; discussions concerning national and regional business and economic conditions, fiscal and monetary policies; changes in interest rates; deterioration in the general economy and the credit markets; changes in policy or discretionary decisions by the Federal Home Loan Bank of Atlanta (“FHLB”) or the Federal Reserve; a reduced demand for credit; a decrease in deposit flows, loan demand or deposits or other customers; risks associated with residential mortgage lending or the decline in the housing market, including, without limitation, continued deterioration in credit quality, reduced real estate values and slower sales, interest rate changes, payment elections by borrowers of option ARM loans and deterioration in the ability of borrowers to repay their loans and other debts; uncertainty about the effectiveness of the U.S. Treasury’s Troubled Asset Relief Program Capital Purchase Program (“TARP”) and the Company’s ability to participate in it; competition from other financial service companies in the Company’s markets; potential or actual actions by regulators, including, without limitation, receivership if the Company should not comply with the Order requiring the Bank to have a certain level of capital ratios as of December 31, 2008, new, changed or increased regulatory restrictions and the ability to comply with such restrictions; the initiation of legal proceedings against the Company and the outcome of any such proceedings, including adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; changes in regulations, laws, policies or standards, including, among others, changes in accounting standards, guidelines and policies; volatility in the market price of the Company’s common stock; unfavorable conditions in the capital markets; the possible loss of key personnel; the possible inability to successfully implement strategic initiatives, and other economic, competitive, servicing capacity, governmental, regulatory and technological factors affecting the Company’s operations, price, products and delivery of services; the possible inability to successfully raise and maintain capital needed to continue operations; the outcome of ongoing tax audits; the issuance, redemption or deferral of payments on the Company’s debt or equity; the concentration of operations in Florida; reliance on other companies for products and services; acts of terrorism, war, other man-made or natural disasters, including hurricanes, that may adversely affect the Company’s business and operations.

The Company is not able to make any assurances, including but not limited to any assurances that the increased rate of sale of foreclosed homes will continue in future periods, that the percentage of unsold homes in escrow or under negotiation will be representative of the number or percentage of homes sold in future periods, that the quality of the Company’s loan portfolio will not deteriorate in future periods, that the Company will have adequate liquidity in future periods, or that Company will be considered “well-capitalized” in future periods. Actual results or performance could differ from those implied or contemplated by forward-looking statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made, and are not historical facts or guarantees of future performance. Other factors that could cause actual results to differ materially are: (i) other risks and uncertainties described from time to time in the Company’s filings with the SEC; and (ii) other risks and uncertainties that have not been identified at this time. Information in this notice is solely as of the dates, and for the periods, indicated. The Company does not undertake, and specifically disclaims any obligation, to publicly update or revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, whether as the result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in or incorporated by reference into this report might not occur.